Commitments, contingencies and guarantees	12 Months Ended
Dec. 31, 2011
Commitments, contingencies and guarantees / Legal contingencies [Abstract]
Commitments, contingencies and guarantees

16. Commitments, contingencies and guarantees

The Company has various contractual obligations, some of which are required to be recorded as liabilities in the Company’s consolidated financial statements, including long- and short-term debt. Others, namely operating lease commitments, purchase obligations and guarantees, are generally not required to be recognized as liabilities on the Company’s balance sheet but are required to be disclosed.

Tabular Disclosure of Contractual Obligations

The Company’s contractual obligations as of December 31, 2011 can be summarized as follows:

Payments due by period (in thousands)	Total EUR	1 year EUR	2 year EUR	3 year EUR	4 year EUR	5 year EUR	After 5 years EUR

Long-Term Debt Obligations, including interest expenses [1]	859,575	38,779	38,653	38,571	38,570	38,571	666,431
Operating Lease Obligations	102,051	32,858	22,659	16,055	11,812	8,252	10,415
Purchase Obligations	1,884,452	1,674,077	190,054	8,986	4,112	4,019	3,204
Unrecognized Tax Benefits	64,990	10,141	5,989	647	-	17,051	31,162

Total Contractual Obligations	2,911,068	1,755,855	257,355	64,259	54,494	67,893	711,212

1	See Note 14 for the amounts excluding interest expense.

Long-term debt obligations mainly relate to interest payments and principal amount of the Eurobond. See Note 14.

Operating lease obligations include leases of equipment and facilities. Lease payments recognized as an expense were EUR 40.6 million, EUR 37.9 million and EUR 37.1 million for the years ended December 31, 2011, 2010 and 2009, respectively.

Several operating leases for the Company’s buildings contain purchase options, exercisable at the end of the lease, and in some cases, during the term of the lease. The amounts to be paid if ASML should exercise these purchase options at the end of the lease as of December 31, 2011 can be summarized as follows:

Purchase options due by period (in thousands)	Total EUR	1 year EUR	2 year EUR	3 year EUR	4 year EUR	5 year EUR	After 5 years EUR

Purchase options	22,982	-	-	8,999	-	13,983	-

Purchase obligations include purchase commitments with vendors in the ordinary course of business. ASML expects that it will honor these purchase obligations to fulfill future sales, in line with the timing of those future sales. The general terms and conditions of the agreements relating to the major part of the Company’s purchase commitments as of December 31, 2011 contain clauses that enable ASML to delay or cancel delivery of ordered goods and services up to the dates specified in the corresponding purchase contracts. These terms and conditions that ASML has agreed with its supply chain partners give ASML additional flexibility to adapt its purchase obligations to its requirements in light of the inherent cyclicality of the semiconductor equipment industry in which the Company operates. The Company establishes a provision for cancellation fees when it is probable that the liability has been incurred and the amount of cancellation fees is reasonably estimable.

Unrecognized tax benefits relate to a liability for uncertain tax positions for a total amount of EUR 65.0 million. Additionally, we have recorded uncertain tax positions for an amount of EUR 90.4 million for which the timing of cash outflows is uncertain because in certain tax jurisdictions ASML’s position has been contested by the tax authorities. The duration of the associated litigation procedures cannot be assessed. See Note 19.